IMAX CORPORATION
EXHIBIT 10.26
THIS THIRD AMENDMENT TO THE LOAN AGREEMENT is made as of and with effect the 30th day of September, 2007.
BETWEEN:
IMAX CORPORATION
(“Borrower”)
- and -
WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)
(formerly, CONGRESS FINANCIAL CORPORATION (CANADA))
(“Lender”)
WHEREAS Borrower and Lender entered into a loan agreement dated February 6, 2004 as amended by a first amendment to the loan agreement made as of June 30, 2005 and a second amendment to the loan agreement made of as and with effect from the 16th day of May, 2006 (collectively, the “Loan Agreement”), pursuant to which certain credit facilities were established in favour of the Borrower;
AND WHEREAS the parties hereto wish to amend section 9.13 of the Loan Agreement;
NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the covenants and agreements contained herein and for other good and valuable consideration, the parties hereto agree to amend the Loan Agreement as provided herein:
1.	General

In this Third Amendment to the Loan Agreement, unless otherwise defined or the context otherwise requires, all capitalized terms shall have the respective meanings specified in the Loan Agreement.

2.	To be Read with Loan Agreement

Unless the context of this Third Amendment to the Loan Agreement otherwise requires, the Loan Agreement and this Third Amendment to the Loan Agreement shall be read together and shall have effect as if the provisions of the loan Agreement and this Third Amendment to the loan Agreement were contained in one agreement. The term “Agreement” when used in the Loan Agreement means the Loan Agreement as amended by this Third Amendment to the Loan Agreement, together with all amendments, supplements, restatements and replacements thereto or therefore from time to time.

3.	No Novations

Nothing in this Third Amendment to the Loan Agreement, nor in the Loan Agreement when read together with this Third Amendment to the Loan Agreement, shall constitute a novation, payment, re-advance or reduction or termination in respect of any Obligations of Borrower.

4.	Amendment to the Loan Agreement

Section 9.13 of the Loan Agreement (EBITDA), is hereby amended by adding “or, in the case of the four fiscal quarters ending on September 30, 2007 only, not less than $17,000,000, and in the case of the subsequent four fiscal quarters ending on December 31, 2007 only, not less than $15,000,000” after “$20,000,000” in the first sentence of Section 9.13.

5.	Representations and Warranties

In order to induce Lender to enter into this Third Amendment to the Loan Agreement, Borrower represents and warrants to Lender the following, which representations and warranties shall survive the execution and delivery hereof:
(a)	all necessary action, corporate or otherwise, has been taken to authorize the execution, delivery and performance of this Third Amendment to the Loan Agreement by Borrower;

(b)	the Borrower has duly executed and delivered this Third Amendment to the Loan Agreement;

(c)	this Third Amendment to the Loan Agreement is a legal, valid and binding obligation of Borrower, enforceable against it by Lender in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and other laws of general application limited the enforcement of creditor’s rights generally and the fact that the courts may deny the granting or enforcement of equitable remedies;

(d)	the representations and warranties set forth in Section 8 of the Loan Agreement, as amended by this Third Amendment to the Loan Agreement, continue to be true and correct as of the date hereof; and

(e)	no Event of Default, or event which, with the passage of time or giving of notice or both, would constitute an Event of Default, exists.
6.	Amendment Fee

The Borrower shall pay to the Lender a one-time amendment fee in the amount of CDN $20,000, which shall be fully earned as of and payable upon the execution of this Third Amendment to the Loan Agreement.

7.	Expenses

Borrower shall pay to the Lender on demand all reasonable fees and expenses, including, without limitation, legal fees, incurred by Lender in connection with the preparation, negotiation, completion, execution, delivery and review of this Third Amendment to the Loan Agreement and all other documents, registrations and instruments arising therefrom and/or executed in connection therewith.

8.	Conditions Precedent

This Third Amendment to the Loan Agreement shall not be effective until each of the following conditions has been satisfied, or has been waived in writing (in whole or in part) by Lender in its sole discretion. The execution of this Third Amendment to the Loan Agreement by Lender shall constitute evidence of the satisfaction and/or waiver of each of the following conditions by Lender:
(a)	Lender has received, in form and substance satisfactory to Lender, an original copy of this Third Amendment to the Loan Agreement duly executed and delivered by Borrower.
9.	Continuance of the Loan Agreement and Security

The Loan Agreement, as changed, altered, amended or modified by this Third Amendment to the Loan Agreement, shall be and continue in full force and effect and is hereby confirmed and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for herein. It is agreed and confirmed that after giving effect to this Third Amendment to the Loan Agreement, all security delivered by Borrower and/or any Obligor secures the payment of all of the Obligations including, without limitation, the obligations arising under the Loan Agreement, as amended by the terms of this Third Amendment to the Loan Agreement.

10.	Counterparts & Facsimile

This Third Amendment to the Loan Agreement may be executed in any number of counterparts, by original or facsimile signature, each of which shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

11.	Governing Law

The validity, interpretation and enforcement of this Third Amendment to the Loan Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the laws of the Province of Ontario and the federal laws of Canada therein.

IN WITNESS WHEREOF the parties hereto have executed this Third Amendment to the Loan agreement as of and with effect from the day and year first above written.

LENDER		BORROWER

WACHOVIA CAPITAL FINANCE		IMAX CORPORATION
CORPORATION (CANADA)

By:	“Niall Hamilton”	By:	“G. Mary Ruby”	“Brian Bonnick”

Title:	Senior Vice President	Title:	Sr. Vice President	Exec. Vice President

			Legal Affairs	Technology

Address:		Address:
141 Adelaide Street West, Suite 1500		110 East 59th Street
Toronto, Ontario M5H 3L5		New York, New York 10022
Fax: (416) 364-6060		Fax: (212) 371-7584
Each of IMAX U.S.A. Inc., IMAX II U.S.A. Inc. and 1329507 Ontario Inc. (collectively, the “Guarantors” and each a “Guarantor”) hereby acknowledges, consents and confirms as follows:
(a)	it has reviewed and understands the terms of this Third Amendment to the Loan Agreement and consents to the amendment of the Loan Agreement as contemplated herein;

(b)	its liability under the guarantee to which it is a party dated February 6, 2004 (each hereinafter referred to as a “Guarantee”), is affected by this Third Amendment to the Loan Agreement;

(c)	the “Guaranteed Obligations” (as respectively defined in each Guarantee, as applicable) shall extend to and include all of the obligations of the Borrower under the Loan Agreement as amended by this Third Amendment to the Loan Agreement;

(d)	each of the Guarantees shall continue in full force and effect, enforceable against each of the Guarantors, as applicable, in accordance with its terms; and

(e)	each of the security documents or instruments creating a security interest, assignment, hypothec, lien, pledge or other charge granted by the Guarantors to Lender together with all amendments, supplements, restatements or replacements thereto or therefore from time to time remains in full force and effect as at the date hereof, in respect of each of the Guarantor’s obligations under the Loan Agreement, as amended by this Third Amendment to the Loan Agreement.

DATED as of and with effect from 30th day of September, 2007.

IMAX U.S.A. INC.			IMAX II U.S.A. INC.

By:	“Edward MacNeil”	“G. Mary Ruby”	Per:	“Edward MacNeil”	“G. Mary Ruby”

Name:	Edward MacNeil	G. Mary Ruby	Name:	Edward MacNeil	G. Mary Ruby

Title:	Vice President	Secretary	Title:	Vice President	Secretary

1329507 ONTARIO INC.

By:	“Edward MacNeil”	“G. Mary Ruby”

Name:	Edward MacNeil	G. Mary Ruby

Title:	Vice President	Secretary